Exhibit 10.2

AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED
NOTE PURCHASE AGREEMENT

This AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED NOTE PURCHASE AGREEMENT (this “Amendment”), dated to be effective as of January 30, 2010 (the “Effective Date”) is made among CONN FUNDING II, L.P. (the “Issuer”), CONN APPLIANCES, INC. (“Conn Appliances”), THREE PILLARS FUNDING LLC (f/k/a Three Pillars Funding Corporation), JPMORGAN CHASE BANK, N.A., PARK AVENUE RECEIVABLES COMPANY, LLC and SUNTRUST ROBINSON HUMPHREY, INC.  Capitalized terms used and not otherwise defined in this Amendment are used as defined in that certain Base Indenture, dated as of September 1, 2002, as amended from time to time, between the Issuer and the Wells Fargo Bank, National Association (as successor to Wells Fargo Bank Minnesota, National Association), as Trustee (the “Trustee”) or, if not defined therein, in that certain Amended and Restated Series 2002-A Supplement, dated as of September 10, 2007, as amended from time to time, between the Issuer and the Trustee.

Background

A. The parties hereto have entered into the Second Amended and Restated Note Purchase Agreement, dated as of August 14, 2008, among the parties hereto (as amended from time to time, the “Note Purchase Agreement”) to finance the purchase of Receivables by the Issuer from Conn Appliances, Inc.

B. The parties hereto wish to amend the Note Purchase Agreement.

C. The parties hereto are willing to agree to such an amendment, all as set out in this Amendment.

D. The parties hereto have determined that the terms and provisions of this Amendment are not material for purposes of Section 7.3(a) of the Note Purchase Agreement.

Agreement

1. Amendments to the Note Purchase Agreement.  The Note Purchase Agreement is hereby amended as follows:

a.           The defined term “Leverage Ratio” in Section 1.1 of the Note Purchase Agreement is hereby amended  and restated as follows:

“Leverage Ratio” has the meaning specified in the ABL Agreement as amended by the First Amendment thereto dated to be effective as of January 30, 2010  (without giving effect to any future amendment, supplement or other modification to the ABL Agreement).

b.           The defined term “Fixed Charge Coverage Ratio” is hereby added to Section 1.1 of the Note Purchase Agreement:

“Fixed Charge Coverage Ratio” has the meaning specified in the ABL Agreement as amended by the First Amendment thereto dated to be effective as of January 30, 2010 (without giving effect to any future amendment, supplement or other modification to the ABL Agreement).

c.           The term “Minimum Fixed Charge Coverage Ratio” in Section 1.1 of the Note Purchase Agreement is hereby deleted in its entirety.

d.           Section 7.6(a) of the Note Purchase Agreement is hereby amended and restated in its entirety as follows:

Parent and Issuer shall cause Consolidated Parent to, on a consolidated basis with its Subsidiaries, maintain (i) a Fixed Charge Coverage Ratio at least equal to 1.30:1.00 measured monthly on the last day of the month for the month ending February 28, 2010 and thereafter measured quarterly as of the last day of each Fiscal Quarter, in each case on a trailing twelve month basis and (ii) a Leverage Ratio not greater than the ratio set forth below for each Fiscal Quarter or month, as applicable, during the specified period, measured as of the last day of each Fiscal Quarter or month, as applicable:

Period	Ratio
Month ending February 28, 2010	4.00:1.00
Fiscal Quarter ending April 30, 2010 and each Fiscal Quarter thereafter	4.00:1.00

The Fixed Charge Coverage Ratio and the Leverage Ratio for the month ending February 28, 2010, shall be calculated and reported to the Administrator and the Funding Agent by March 12, 2010

e.           Section 7.6 of the Note Purchase Agreement is hereby amended by adding a new subsection (c) as follows:

The Issuer hereby agrees that it shall, and shall cause the Seller, the Servicer, Wells Fargo Bank, National Association (f/k/a Wells Fargo Bank Minnesota, National Association), as back-up servicer (the “Back-Up Servicer”) and the Trustee, and shall obtain all other consents necessary to, enter into amendments to one or more Transaction Documents (including, without limitation, the Note Purchase Agreement, the Series Supplement and the Servicing Agreement, as applicable) and the Back-Up Servicing Agreement (as defined in the Base Indenture) (each such amendment, a “Restructuring Amendment”, and collectively, the “Restructuring Amendments”) on or prior to March 5, 2010, which shall provide for, among other things, (i) the payment to or the agreement to pay to the Administrator and the Funding Agent (or their designees) of structuring and other fees by the Seller, as determined by the Administrator and the Funding Agent, (ii) a reduction in each of the Commitment and the tenor of the Notes and an increase in the interest rate applicable to the Notes, each as required by the Administrator and the Funding Agent and (iii) such other terms as the Administrator or the Funding Agent shall request, in each case in form and substance satisfactory to the Administrator and the Funding Agent (it being understood and agreed that none of the Administrator, the Funding Agent, the Conduit Purchaser, the Committed Purchaser, Three Pillars nor any Noteholder shall have any obligation whatsoever to enter into any Restructuring Amendment).  For the avoidance of doubt, each of the parties hereto hereby acknowledges and agrees that any failure by any party to execute (or, if required, consent to) the Restructuring Amendments, in form and substance satisfactory to the Administrator and the Funding Agent or any failure of such Restructuring Amendments to become effective on or prior to March 5, 2010 shall constitute a “Series 2002-A Payout Event” as set forth in Section 9(a)(ii) of the Series Supplement.

2. Representations and Warranties; No Default.

(a)           Each of the Issuer and Conn Appliances, as Seller and as Servicer, hereby represents and warrants as of the effectiveness of this Amendment that:

(i)           as of the Effective Date and as of the date of this Amendment is executed, no event or condition has occurred and is continuing which would constitute a Event of Default, Pay Out Event, Servicer Default or Block Event; and

(ii)           its representations and warranties set forth in the Note Purchase Agreement (as amended hereby) and the other Transaction Documents are true and correct as of the Effective Date and as of the date this Amendment is executed, as though made on and as of such date (except to the extent such representations and warranties relate solely to an earlier date and then as of such earlier date), and such representations and warranties shall continue to be true and correct (to such extent) after giving effect to the transactions contemplated hereby.

(b)           The Administrator, on behalf of Three Pillars, and the Funding Agent, on behalf of PARCO and the Committed Purchaser, hereby represent and warrant that together that they own 100% of the Notes.

3. Effectiveness; Binding Effect; Ratification.

(a) This Amendment shall become effective as of the Effective Date and binding on the parties hereto and their respective successors and assigns upon receipt by the Administrator and the Funding Agent of (i) executed counterparts hereof from each of the parties hereto and (ii) the fees and reasonable expenses of the Administrator and the Funding Agent (including fees of counsel) incurred in connection with the negotiation, execution and delivery of this Amendment.

(b) On and after the execution and delivery hereof, this Amendment shall be a part of the Note Purchase Agreement as of the Effective Date and each reference in the Note Purchase Agreement to “this Note Purchase Agreement” or “hereof”, “hereunder” or words of like import, and each reference in any other Transaction Document to the Note Purchase Agreement shall mean and be a reference to such Note Purchase Agreement as amended hereby.

(c) Except as expressly amended hereby, the Note Purchase Agreement shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto.

4. Miscellaneous. (a) THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.  EACH OF THE PARTIES TO THIS AMENDMENT AGREES TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT HAVING JURISDICTION TO REVIEW THE JUDGMENTS THEREOF.  EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

(b) All reasonable costs and expenses incurred by the Conduit Purchasers, the Administrator, the Funding Agent and the Committed Purchaser in connection with this Amendment (including reasonable attorneys’ costs) shall be paid by the Issuer.

(c) Headings used herein are for convenience of reference only and shall not affect the meaning of this Amendment.

(d) This Amendment may be executed in any number of counterparts, and by the parties hereto on separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

(e) In case any provision in this Amendment shall be held by a court of competent jurisdiction to be invalid, illegal or unenforceable, this Amendment shall be and shall be deemed to be void ab initio and unenforceable in its entirety.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the Effective Date.

CONN FUNDING II, L.P., as Issuer

By: Conn Funding II GP, L.L.C., its general partner

	By:	/s/ David R. Atnip
	Name:	David R. Atnip
	Title:	Treasurer

CONN APPLIANCES, INC.

By:	/s/ Michael J. Poppe
Name: Michael J. Poppe
Title: Chief Financial Officer

Amendment No. 3 to
2nd A&R Note Purchase Agreement
S-1

THREE PILLARS FUNDING LLC,
as a Conduit Purchaser

By:	/s/ Doris J. Hearn
Name:	Doris J. Hearn
Title:	Vice President

SUNTRUST ROBINSON HUMPHREY, INC.,
as Administrator

By:	/s/ Joseph R. Franke
Name:	Joseph R. Franke
Title:	Director

Amendment No. 3 to
2nd A&R Note Purchase Agreement
S-2

JPMORGAN CHASE BANK, N.A., as Committed Purchaser and Funding Agent

By:	/s/ Scott Cornelis
Name:	Scott Cornelis
Title:	Vice President

PARK AVENUE RECEIVABLES COMPANY LLC, as a Conduit Purchaser

By: JPMorgan Chase Bank, N.A.,
its attorney-in-fact

By:	/s/ Scott Cornelis
Name:	Scott Cornelis
Title:	Vice President

Amendment No. 3 to
2nd A&R Note Purchase Agreement
S-3